UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-6103

Investors Cash Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	03/31

Date of reporting period:	09/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

SEMIANNUAL REPORT TO SHAREHOLDERS

Investors Cash Trust

Treasury Portfolio

Institutional Shares

September 30, 2008

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, visit www.dws-investments.com. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

In the following interview, the portfolio management team discusses the market environment and the team's approach to managing ICT-Treasury Portfolio during the fund's most recent semiannual period ended September 30, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: Will you discuss the market environment for the fund during the most recent semiannual period?

A: Over the past six months we continued to witness unprecedented events in the money markets and financial markets worldwide. The massive credit crunch that originated with problems in the US subprime mortgage market as well as securitized mortgages eventually brought down several financial firms, including Bear Stearns and Lehman Brothers, and transformed Wall Street. September in particular was an exceptionally traumatic month for the financial industry as severe losses and the general liquidity squeeze forced major financial companies such as Merrill Lynch, AIG, Washington Mutual and Wachovia to seek a rescue throughout a government bailout or a merger. The loss of market liquidity forced the US Federal Reserve Board (the Fed) and other central banks to make significant efforts to boost liquidity by creating expansive lending facilities. Among other unprecedented actions, the US government decided to back Fannie Mae and Freddie Mac explicitly, inject $700 billion into the banking system through the Troubled Asset Relief Program (TARP) program and offer a stimulus package to US consumers. (In October 2008, a second stimulus package was under consideration because of continued economic worries.)

Portfolio Performance (as of September 30, 2008)

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them.

7-Day Current Yield
Treasury Portfolio — Institutional Shares	0.77%

Yields are historical, will fluctuate, and do not guarantee future performance. The 7-day current yield refers to the income paid by the Portfolio over a 7-day period expressed as an annual percentage rate.

Please call your financial advisor for the most current yield information.

Within the money market fund industry, major losses caused by the liquidity squeeze and the collapse of Lehman Brothers forced one money fund's share price to drop below $1 and another money fund to close. In the general "flight to quality" that ensued — amid a market atmosphere of heightened uncertainty over perceived credit quality — demand for short-term Treasury securities reached overwhelming levels as investors prized safety over all other considerations, including yield.1 This unprecedented flight to quality pushed the yield of the three-month Treasury bill to almost zero on September 17, 2008, under the extreme demand pressure.

1 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.

In response to the freeze-up in money market liquidity, the US government created new lending facilities for commercial paper and asset-backed commercial paper, and by late October was on the verge of launching a general money market lending facility. The government also issued new short-term Treasury instruments to meet strong investor demand. By October, these new government programs seemed to be restoring some measure of liquidity in the money markets, though we believe it will take several months for normalcy to be restored.

As of September 30, 2008, the three-month LIBOR, an industry standard for measuring three-month taxable money market rates, stood at 4.05%, compared with 2.69% as of March 31, 2008.2

2 LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

Q: In light of market conditions during the period, what has been the strategy for the fund?

A: As stated, we have witnessed unprecedented demand for Treasury securities over the past six months, especially during September. Through the first four months of the period, as Treasury bills became more expensive, we maintained a significant allocation in overnight Treasury repurchase agreements, where we could capture reasonable yield. We also kept the fund's weighted average maturity short in order to exercise caution during a turbulent period.

As the government's lending facilities and new guarantees for financial instruments began to ease the credit freeze-up for prime (non-Treasury) money market funds, thereby helping to improve market conditions somewhat, and as new short-term Treasury issues lessened supply pressures, we increased the fund's allocation to Treasury bills in order to boost yield. By the close of the period, the fund's weighted average maturity had lengthened somewhat because of the fund's increased allocation to one, three- and six-month Treasury bills.

Q: What detracted from performance during the period?

A: The types of securities that we were investing in tended to have lower yields than issues carrying more risk. We preferred to be cautious during this time of significant market turbulence. In the end this cost the fund some yield, but we believe that it represented a prudent approach to preserving principal.

Q: Will you describe your investment philosophy?

A: We continue to insist on the highest credit quality within the fund. We also plan to maintain our conservative investment strategies and standards, applying a careful approach to investing while seeking competitive yield for our shareholders.

Information About Your Portfolio's Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio's Institutional Shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2008 to September 30, 2008).

The tables illustrate the Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2008
Actual Portfolio Return	Institutional Shares
Beginning Account Value 4/1/08	$ 1,000.00
Ending Account Value 9/30/08	$ 1,009.30
Expenses Paid per $1,000*	$ 1.16
Hypothetical 5% Portfolio Return
Beginning Account Value 4/1/08	$ 1,000.00
Ending Account Value 9/30/08	$ 1,023.92
Expenses Paid per $1,000*	$ 1.17
* Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio
Institutional Shares	.23%

For more information, please refer to the Portfolio's prospectus.

Portfolio Summary

Investors Cash Trust — Treasury Portfolio

Asset Allocation (As a % of Investment Portfolio)	9/30/08	3/31/08

Repurchase Agreements	74%	80%
US Treasury Obligations	24%	20%
Money Market Funds	2%	—
	100%	100%
Weighted Average Maturity	9/30/08	3/31/08

Investors Cash Trust — Treasury Portfolio	30 days	13 days
Treasury & Repo Retail Fund Average*	18 days	20 days
* The Portfolio is compared to its respective iMoneyNet category: Treasury & Repo Retail Fund Average includes only retail government funds that hold US Treasuries and repurchase agreements backed by the US Treasury.

Asset allocation and weighted average maturity are subject to change. For more complete details about the Portfolio's holdings, see pages 9-11. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio is posted twice each month to www.dws-investments.com. Portfolio holdings as of the 15th day of each month are posted on or after month-end and Portfolio holdings as of each month-end are posted on or after the 14th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-investments.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2008 (Unaudited)

	Principal Amount ($)	Value ($)

Government & Agency Obligations 24.1%
US Treasury Obligations
US Treasury Bills:
1.64%*, 10/23/2008	50,000,000	49,949,889
1.92%*, 11/20/2008	80,000,000	79,786,667
1.99%*, 11/28/2008	80,000,000	79,743,511
2.13%*, 12/11/2008	80,000,000	79,663,933
2.2%*, 6/4/2009	30,000,000	29,549,000
1.67%*, 1/8/2009	100,000,000	99,540,750
2.37%*, 6/4/2009	30,000,000	29,514,150
1.65%*, 1/8/2009	300,000,000	298,638,750
1.41%*, 3/26/2009	100,000,000	99,310,667
1.495%*, 4/2/2009	100,000,000	99,244,194
US Treasury Notes:
4.5%, 3/31/2009	30,000,000	30,374,891
4.875%, 1/31/2009	400,000,000	405,217,477
Total Government & Agency Obligations (Cost $1,380,533,879)		1,380,533,879

Repurchase Agreements 75.9%
Banc of America Securities LLC, 2.0%, dated 9/10/2008, to be repurchased at $250,472,222 on 10/14/2008 (a)	250,000,000	250,000,000
Barclays Capital, Inc., 1.35%, dated 9/17/2008, to be repurchased at $225,278,438 on 10/20/2008 (b)	225,000,000	225,000,000
Barclays Capital, Inc., 2.0%, dated 9/11/2008, to be repurchased at $200,366,667 on 10/14/2008 (c)	200,000,000	200,000,000
BNP Paribas, 0.15%, dated 9/30/2008, to be repurchased at $960,004,000 on 10/1/2008 (d)	960,000,000	960,000,000
Credit Suisse Securities (USA) LLC, 0.3%, dated 9/30/2008, to be repurchased at $250,002,083 on 10/1/2008 (e)	250,000,000	250,000,000
JPMorgan Securities, Inc., 0.1%, dated 9/30/2008, to be repurchased at $968,657,252 on 10/1/2008 (f)	968,654,561	968,654,561
Merrill Lynch Government Securities, Inc., 0.05%, dated 9/30/2008, to be repurchased at $1,000,001,389 on 10/1/2008 (g)	1,000,000,000	1,000,000,000
The Goldman Sachs & Co., Inc., 0.02%, dated 9/30/2008, to be repurchased at $500,000,278 on 10/1/2008 (h)	500,000,000	500,000,000
Total Repurchase Agreements (Cost $4,353,654,561)		4,353,654,561
	Shares	Value ($)

Money Market Funds 1.7%
AIM Short Term Investment Trust Treasury Portfolio (Cost $100,000,000)	100,000,000	100,000,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $5,834,188,440)+	101.7	5,834,188,440
Other Assets and Liabilities, Net	(1.7)	(94,772,458)
Net Assets	100.0	5,739,415,982
* Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $5,834,188,440.
(a) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
71,547,000	US Treasury Bonds	5.25-7.5	11/15/2016-2/15/2029	89,621,020
23,049,000	US Treasury Inflation-Indexed Note	3.375	1/15/2012	30,338,690
126,511,900	US Treasury Notes	3.875-4.25	2/15/2013-11/15/2013	135,040,313
Total Collateral Value				255,000,023
(b) Collateralized by $165,192,700 US Treasury Bonds, with various coupon rates from 8.125-8.875% with various maturities of 8/15/2017-8/15/2019 with a value of $229,500,109.
(c) Collateralized by $200,939,100 US Treasury Notes, with various coupon rates from 2.125-2.625% with various maturities of 1/31/2010-5/31/2010 with a value of $204,000,101.
(d) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
414,175,000	US Treasury Inflation-Indexed Bond	2.375	1/15/2025	485,471,227
438,109,400	US Treasury Inflation-Indexed Notes	2.0-2.375	4/15/2011-1/15/2016	493,728,814
Total Collateral Value				979,200,041
(e) Collateralized by $551,433,000 US Treasury STRIPS, with various maturities of 5/15/2018-2/15/2036 with a value of $255,001,913.
(f) Collateralized by $820,977,000 US Treasury Inflation-Indexed Notes, with various coupon rates from 0.625-3.375% with various maturities of 4/15/2011-4/15/2013 with a value of $988,032,060.
(g) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
449,913,000	US Treasury Bond	6.25	5/15/2030	588,647,091
413,080,000	US Treasury Notes	3.375-4.75	11/15/2008-8/15/2017	431,357,529
Total Collateral Value				1,020,004,620
(h) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
108,792,600	US Treasury Bond	7.125	2/15/2023	144,269,241
319,972,100	US Treasury Notes	0.875-2.5	4/15/2010-7/152016	365,730,799
Total Collateral Value				510,000,040
STRIPS: Separate Trading of Registered Interest & Principal Securities.

Fair Value Measurements

The following is a summary of the inputs used as of September 30, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 100,000,000
Level 2	5,734,188,440
Level 3	—
Total	$ 5,834,188,440

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2008 (Unaudited)
Assets
Investments: Investments in securities, valued at amortized cost	$ 1,380,533,879
Repurchase Agreements, valued at amortized cost	4,353,654,561
Investment in Non-Affiliated Fund, at value (cost $100,000,000)	100,000,000
Total investments, at value (cost $5,834,188,440)	5,834,188,440
Interest receivable	4,479,985
Receivable for Portfolio shares sold	2,321,195
Other assets	84,717
Total assets	5,841,074,337
Liabilities
Payable for investments purchased	99,244,194
Distributions payable	548,316
Payable for Portfolio shares redeemed	301,762
Accrued management fee	146,609
Other accrued expenses and payables	1,417,474
Total liabilities	101,658,355
Net assets, at value	$ 5,739,415,982
Net Assets Consist of:
Undistributed net investment income	16,814
Accumulated net realized gain (loss)	(28,038)
Paid-in capital	5,739,427,206
Net assets, at value	$ 5,739,415,982
Net Asset Value

Institutional Shares

Net Asset Value, offering and redemption price per share ($4,512,237,413 ÷ 4,512,209,859 outstanding shares of capital stock, $.01 par value, unlimited number of shares authorized)
$ 1.00

Premier Money Market Shares

Net Asset Value, offering and redemption price per share ($178,326,995 ÷ 178,342,833 outstanding shares of capital stock, $.01 par value, unlimited number of shares authorized)
$ 1.00
Investment Class Net Asset Value, offering and redemption price per share ($848,732,041 ÷ 848,688,512 outstanding shares of capital stock, $.01 par value, unlimited number of shares authorized)	$ 1.00

DWS U.S. Treasury Money Fund Class S

Net Asset Value, offering and redemption price per share ($200,119,533 ÷ 200,177,706 outstanding shares of capital stock, $.01 par value, unlimited number of shares authorized)
$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended September 30, 2008 (Unaudited)
Investment Income
Income: Interest	$ 31,385,679
Expenses: Management fee	1,008,767
Administration fee	1,304,453
Services to shareholders	675,192
Distribution and service fees	1,865,127
Custodian fee	98,448
Professional fees	56,487
Trustees' fees and expenses	173,020
Reports to shareholders	63,016
Registration fees	38,161
Other	33,245
Total expenses before expense reductions	5,315,916
Expense reductions	(160,963)
Total expenses after expense reductions	5,154,953
Net investment income	26,230,726
Net realized gain (loss) from investments	4,917
Net increase (decrease) in net assets resulting from operations	$ 26,235,643

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended September 30, 2008 (Unaudited)	Year Ended March 31, 2008
Operations: Net investment income	$ 26,230,726	$ 45,745,498
Net realized gain (loss)	4,917	82,535
Net increase (decrease) in net assets resulting from operations	26,235,643	45,828,033
Distributions to shareholders from: Net investment income: Institutional Shares	(19,087,142)	(25,350,111)
Premier Money Market Shares	(576,856)	(2,370,922)
Investment Class	(4,945,686)	(12,006,941)
DWS U.S. Treasury Money Fund Class S	(1,627,905)	(6,017,524)
Total distributions	(26,237,589)	(45,745,498)
Portfolio share transactions: Proceeds from shares sold	9,651,500,906	8,076,561,124
Net assets acquired in tax-free reorganizations	—	1,531,101,226
Reinvestment of distributions	22,562,977	39,752,596
Cost of shares redeemed	(6,940,673,202)	(6,699,538,541)
Net increase (decrease) in net assets from Portfolio share transactions	2,733,390,681	2,947,876,405
Increase (decrease) in net assets	2,733,388,735	2,947,958,940
Net assets at beginning of period	3,006,027,247	58,068,307
Net assets at end of period (including undistributed net investment income of $16,814 and $23,677, respectively)	$ 5,739,415,982	$ 3,006,027,247

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Institutional Shares
Years Ended March 31,	2008[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.009	.040	.049	.034	.014	.008
Less distributions from net investment income	(.009)	(.040)	(.049)	(.034)	(.014)	(.008)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.93b**	4.11	5.03[b]	3.48[b]	1.43[b]	.84[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4,512	2,092	3	3	3	10
Ratio of expenses before expense reductions (%)	.24*	.25	.48	.42	.55	.53
Ratio of expenses after expense reductions (%)	.23*	.25	.25	.25	.25	.25
Ratio of net investment income (%)	1.80*	3.22[c]	4.88	3.55[c]	1.40	.84
[a] For the six months ended September 30, 2008 (Unaudited).
[b] Total return would have been lower had certain expenses not been reduced.
[c] Due to the timing of the subscriptions and redemptions, the amount shown does not correspond to the total return during the period.
* Annualized
** Not annualized

Notes to Financial Statements

1. Significant Accounting Policies

Investors Cash Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified investment management company organized as a Massachusetts business trust.

The Treasury Portfolio ("the Portfolio") offers multiple classes of shares that include: Institutional Shares, Premier Money Market Shares, Investment Class and DWS U.S. Treasury Money Fund Class S. Certain detailed financial information for the Premier Money Market Shares, Investment Class and DWS U.S. Treasury Money Fund Class S is provided separately and is available upon request.

Investment income, realized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Trust have equal rights with respect to voting subject to class-specific arrangements.

The Trust's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Trust in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Investments in open-end investment companies are valued at their net asset value each business day.

The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective at the beginning of the Portfolio's fiscal year. FAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Most securities held by a money market fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Repurchase Agreements. The Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Portfolio's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At March 31, 2008, the Portfolio had a net tax basis capital loss carryforward of approximately $33,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2013 ($10,300), March 31, 2014 ($20,400), March 31, 2015 ($2,300), the respective expiration dates, whichever occurs first.

The Portfolio has reviewed the tax positions for the three open tax years as of March 31, 2008 and has determined that no provision for income tax is required in the Portfolio's financial statements. Each of the Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Portfolio is declared as a daily dividend and is distributed to shareholders monthly. The Portfolio may take into account capital gains and losses in its daily dividend declarations. The Portfolio may also make additional distributions for tax purposes if necessary.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Portfolio.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

2. Related Parties

Management Agreement. Under the Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio.

Prior to May 1, 2008, in addition to portfolio management services, the Advisor provided certain administrative services in accordance with the Investment Management Agreement. For the period from April 1, 2008 through April 30, 2008, the Portfolio paid a monthly management fee of 1/12 of the annual rate of 0.15% of average daily net assets.

Effective May 1, 2008, under the Amended and Restated Investment Management Agreement with the Advisor, the Portfolio pays a monthly management fee of 0.05% of the Portfolio's average daily net assets.

For the period from April 1, 2008 through the expiration dates noted below, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Portfolio (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

		Expiration Date
Institutional Shares	.25%	9/14/2010
Premier Money Market Shares	.98%	5/20/2010
Investment Class	.67%	9/14/2010
DWS U.S. Treasury Money Fund Class S	.65%	5/18/2010

Accordingly, for the six months ended September 30, 2008, the fee pursuant to the management agreements was equivalent to an annualized effective rate of 0.07% of the Portfolio's average daily net assets.

Administration Fee. Effective May 1, 2008, the Portfolio entered into an Administrative Services Agreement with DIMA, pursuant to which DIMA provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the period from May 1, 2008 through September 30, 2008, the Advisor received an Administration Fee of $1,304,453, of which $307,310 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Portfolio. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Portfolio. For the six months ended September 30, 2008, the amounts charged to the Portfolio by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2008
Institutional Shares	$ 108,214	—	$ 64,970
Premier Money Market Shares	113,604	3,353	55,616
Investment Class	323,716	—	302,915
DWS U.S. Treasury Money Fund Class S	129,228	—	66,615
	$ 674,762	$ 3,353	$ 490,116

Distribution and Service Fees Under the Portfolio's Premier Money Market Shares and Investment Class 12b-1 Plans, DWS Investors Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of average daily net assets of each of the Premier Money Market Shares and Investment Class. For the six months ended September 30, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2008
Premier Money Market Shares	$ 125,088	$ 23,708
Investment Class	848,004	159,139
	$ 973,092	$ 182,847

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to the Institutional Shares, Premier Money Market Shares and Investment Class at an annual rate of 0.05% of average daily net assets for the Institutional Shares, up to 0.25% of average daily net assets for the Premier Money Market Shares, and up to 0.07% of average daily net assets for the Investment Class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of the shareholder accounts the firms service. For the six months ended September 30, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2008	Annualized Effective Rate
Institutional Shares	$ 532,084	$ 110,773.05%
Premier Money Market Shares	125,088	23,850.25%
Investment Class	234,863	33,805.07%
	$ 892,035	$ 168,428

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Portfolio. For the six months ended September 30, 2008, the amount charged to the Portfolio by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $28,232, of which $6,348 is unpaid.

Trustees' Fees and Expenses. The Portfolio paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended September 30, 2008, the Portfolio paid its allocated portion of the retirement benefit of $121,800 to the non-continuing Independent Board Members, and the Portfolio was reimbursed by DIMA for this payment.

3. Fee Reductions

The Portfolio has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio's custodian expenses. During the six months ended September 30, 2008 the Portfolio's custodian fee was reduced by $30,305 and $5,505, respectively, for custody and transfer agent credits earned.

4. Line of Credit

The Portfolio and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Portfolio may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Trust may borrow up to a maximum of 33 percent of its net assets under the agreement.

5. Share Transactions

The following table summarizes share and dollar activity in the Portfolio:

	Six Months Ended September 30, 2008		Year Ended March 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Institutional Shares	8,600,202,109	$ 8,600,202,109	6,569,932,621	$ 6,569,932,621
Premier Money Market Shares	206,627,093	206,627,093	238,913,988	238,913,988
Investment Class	778,372,581	778,372,581	1,158,885,348*	1,158,885,348*
DWS U.S. Treasury Money Fund Class S	66,299,123	66,299,123	108,829,167*	108,829,167*
		$ 9,651,500,906		$ 8,076,561,124
Shares issued in tax-free reorganizations
Institutional Shares	—	$ —	962,075,352	$ 962,051,434
Investment Class	—	—	391,261,087*	391,285,281*
DWS U.S. Treasury Money Fund Class S	—	—	177,832,893*	177,764,511*
		$ —		$ 1,531,101,226
Shares issued to shareholders in reinvestment of distributions
Institutional Shares	15,861,079	$ 15,861,079	20,534,110	$ 20,534,110
Premier Money Market Shares	576,855	576,855	2,364,386	2,364,386
Investment Class	4,547,982	4,547,982	11,049,439*	11,049,439*
DWS U.S. Treasury Money Fund Class S	1,577,061	1,577,061	5,804,661*	5,804,661*
		$ 22,562,977		$ 39,752,596
Shares redeemed
Institutional Shares	(6,195,621,531)	$ (6,195,621,531)	(5,464,140,685)	$ (5,464,140,685)
Premier Money Market Shares	(127,034,686)	(127,034,686)	(197,821,717)	(197,821,717)
Investment Class	(561,427,967)	(561,427,967)	(933,999,958)*	(933,999,958)*
DWS U.S. Treasury Money Fund Class S	(56,589,018)	(56,589,018)	(103,576,181)*	(103,576,181)*
		$ (6,940,673,202)		$ (6,699,538,541)
Net increase (decrease)
Institutional Shares	2,420,441,657	$ 2,420,441,657	2,088,401,398	$ 2,088,377,480
Premier Money Market Shares	80,169,262	80,169,262	43,456,657	43,456,657
Investment Class	221,492,596	221,492,596	627,195,916*	627,220,110*
DWS U.S. Treasury Money Fund Class S	11,287,166	11,287,166	188,890,540*	188,822,158*
		$ 2,733,390,681		$ 2,947,876,405
* For the period from May 21, 2007 (commencement of operations) to March 31, 2008.

6. Acquisition of Assets

On May 21, 2007, the Portfolio acquired all of the net assets of DWS U.S. Treasury Money Fund and Cash Reserve Fund, Inc. — Treasury Series pursuant to a plan of reorganization approved by shareholders on April 18, 2007. The acquisition was accomplished by a tax-free exchange of 177,832,893 shares of DWS U.S. Treasury Money Fund Class S, 271,817,186 Institutional shares of the Cash Reserve Fund, Inc. — Treasury Series and 286,117,024 Treasury shares of the Cash Reserve Fund, Inc. — Treasury Series, for 177,832,893 DWS U.S. Treasury Money Fund Class S shares and 271,817,186 Institutional Shares and 286,117,024 Investment Class of the Portfolio, respectively, outstanding on May 21, 2007. DWS U.S. Treasury Money Fund and Cash Reserve Fund, Inc. — Treasury Series' net assets at that date of $177,764,511 and $557,978,258, respectively, were combined with those of the Portfolio. The aggregate net assets of the Portfolio immediately before the acquisition were $64,255,859. The combined net assets of the Portfolio immediately following the acquisition were $799,998,628.

On September 17, 2007, the Portfolio acquired all of the net assets of Treasury Money Portfolio pursuant to a plan of reorganization approved by shareholders for Treasury Money Fund Institutional and Treasury Money Fund Investment on May 4, 2007 and on August 21, 2007, respectively (both funds were formerly feeders of the Treasury Money Portfolio.) The acquisition was accomplished by a tax-free exchange of 105,144,063 Treasury Money Fund Investment shares and 690,258,166 Treasury Money Fund Institutional shares for 105,144,063 Investment Class and 690,258,166 Institutional Shares of the Portfolio outstanding on September 17, 2007. Treasury Money Portfolio's net assets at that date of $795,358,457 were combined with those of the Portfolio. The aggregate net assets of the Portfolio immediately before the acquisition were $1,034,307,211. The combined net assets of the Portfolio immediately following the acquisition were $1,829,665,668.

7. Participation in the Treasury's Temporary Guarantee Program

The U.S. Department of the Treasury (the "Treasury") has established a Temporary Guarantee Program for Money Market Funds (the "Program"). The Portfolio has been accepted in the Program.

The Program is designed to protect the value of accounts in the Portfolio as of the close of business on September 19, 2008. According to the terms of the Program, any investment made by a shareholder after September 19, 2008 in excess of the amount held in the account as of the close of business on that date will not be covered by the Program. Any purchase of shares of the Portfolio's for an account opened after September 19, 2008 will also not be covered under the Program. The Program guarantee will apply to the lesser of (i) the number of shares held in an account as of the close of business on September 19, 2008, or (ii) the number of shares held in the account on the date the Program guarantee is triggered. Subject to certain conditions and limitations, the Program guarantee is triggered if the Portfolio's net asset value falls below $0.995 and the Portfolio is liquidated. Guarantee payments under the Program will not exceed the amount available within the Treasury's Exchange Stabilization Fund ("ESF") on the date of payment. As of the date of this report, ESF assets are approximately $50 billion. The Treasury and the Secretary of the Treasury have the authority to use assets from the ESF for purposes other than those of the Program.

The Portfolio will bear the expenses of participating in the Program. For the initial three months of the Program, the Portfolio will pay 0.01% of the product of (i) the number of shares outstanding as of September 19, 2008 and (ii) $1.00, as required under the Program. The Program is set to terminate on December 18, 2008, unless extended by the Treasury. The Treasury may extend the program through the close of business on September 18, 2009. If the Program is extended beyond December 18, 2008, the Portfolio would need to pay an additional fee and there can be no assurances that the Portfolio will continue to participate.

Neither the Portfolio nor Deutsche Investment Management Americas Inc., the Portfolio's investment advisor, are in any manner approved, endorsed, sponsored or authorized by the Treasury.

Other Information

Proxy Voting

A description of the Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2008. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by iMoneyNet Inc. ("iMoneyNet"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper Inc. ("Lipper")), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's gross performance (Premier Money Market Shares) was in the 3rd quartile, 2nd quartile and 2nd quartile, respectively, of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). Based on Lipper data provided as of December 31, 2007, the Board noted that the Fund's total (net) operating expenses (excluding 12b-1 fees and/or shareholder administration fees) were expected to be higher than the median of the applicable Lipper expense universe for the following share class: Investment Class shares (3rd quartile) and lower than the median of the applicable Lipper expense universe for the following share classes: Institutional Shares (1st quartile), Premier Money Market Shares (1st quartile) and DWS U.S. Treasury Money Fund Class S shares (1st quartile). The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., DWS Investments Distributors, Inc., DWS Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account with us.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2008

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DWS Lifecycle Long Range Fund, a series of DWS Advisor Funds

DWS Alternative Asset Allocation Plus Fund, a series of DWS Equity Trust

DWS Massachusetts Tax-Free Fund, a series of DWS State Tax Free Trust

DWS Value Builder Fund, Inc.

Treasury Portfolio (Institutional Shares), a series of Investors Cash Trust

Treasury Portfolio (Premier Money Market Shares), a series of Investors Cash Trust

Treasury Portfolio (Investment Class), a series of Investors Cash Trust

Treasury Portfolio (DWS U.S. Treasury Money Fund Class S), a series of Investors Cash Trust

By:                     /s/Michael G. Clark

                           Michael G. Clark

                           President

Date:                    December 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:                     /s/Michael G. Clark
                           Michael G. Clark

                           President

Date:                    December 2, 2008

By:                     /s/Paul Schubert

                           Paul Schubert

                           Chief Financial Officer and Treasurer

Date:                    December 2, 2008